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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                      Form 8-K/A


                                    Current Report
                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported) August 31, 1995
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                              ADVANCED NMR SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)


               Delaware                 0-11914               22-2457487
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            (State or other            (Commission         (I.R.S. Employer
             jurisdiction             File Number)        Identification No.)
           of Incorporation)


                       47 Jonspin Road, Wilmington, MA  01887
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                 (Address of principal executive offices)  (Zip Code)


          Registrant's telephone number, including area code (508) 657-8876
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                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  ADVANCED NMR SYSTEMS, INC.



                                                   /s/ Jack Nelson
                                                  ____________________________
                                                  Name:   Jack Nelson
                                                  Title:  Chairman

     Dated:  October 20, 1995

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                                    EXHIBIT INDEX



     Exhibit
     Number              Description of Exhibit
     --------            -----------------------

     10.2 Loan and Security Agreement, dated as of August 31, 1995, between MDI and Chemical Bank (without exhibits).